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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934


         Date of Report (Date of earliest event reported): May 25, 2001
                                                           --------------------


                        KEYCORP STUDENT LOAN TRUST 1999-B
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             (Exact Name of Registrant as Specified in its Charter)



      Delaware                        333-80109-01           36-7238740
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(State or Other Jurisdiction    (Commission File Number)  (I.R.S. Employer
     of Incorporation)                                     Identification No.)




  c/o KeyBank, USA, as Administrator, 800 Superior Avenue, Attn: Frances Byrd,
                              Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code: (216) 828-9367
                                                    ----------------------------





                             Exhibit Index on Page 4

                                Page 1 of 8 pages

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Item 5.  OTHER EVENTS

On May 25, 2001, the KeyCorp Student Loan Trust 1999-B (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Certificates and Floating Rate Asset Backed Notes and distributed the Certificateholder's Statement and Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Certificateholders and Noteholders of record, respectively.

In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Certificateholder's Statement and Noteholder's Statement reflecting the Trust's activities for the period ending April 30, 2001, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.

Item 7.     EXHIBITS

Exhibit 99(a) -      Certificateholder's Statement

Exhibit 99(b) -      Noteholder's Statement




                                Page 2 of 8 pages


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 25, 2001




                                          KeyCorp Student Loan Trust 1999-B,


                                          By:   Bank One, National Association,
                                                not in its individual capacity
                                                but solely as Eligible Lender
                                                Trustee on behalf of the Trust



                                          By:       /S/ JEFFREY L. KINNEY
                                                --------------------------------
                                                   Jeffrey L. Kinney
                                                   Vice President


                                Page 3 of 8 pages

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                                 EXHIBIT INDEX

Exhibit

99(a)    Certificateholder's Statement                                       5

99(b)    Noteholder's Statement                                              7











                                Page 4 of 8 pages